UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The ONE Group Hospitality, Inc.

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THE ONE GROUP HOSPITALITY, INC.
411 W. 14th Street, 2nd Floor
New York, New York 10014

April 25, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 annual meeting of stockholders of The ONE Group Hospitality, Inc. to be held at 11:00 a.m. EDT on Monday, June 4, 2018 at STK, 26 Little West 12th Street, New York, NY 10014.

Details regarding the meeting, the business to be conducted at the meeting, and information about The ONE Group Hospitality, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, two persons will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018, and to approve by an advisory vote the compensation of our named executive officers as disclosed in this proxy statement. The Board of Directors recommends the approval of each of the three proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 25, 2018, we will send to our stockholders an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2018 Annual Meeting of Shareholders and our 2017 annual report to shareholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of The ONE Group Hospitality, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Emanuel Hilario
President and Chief Executive Officer

THE ONE GROUP HOSPITALITY, INC.
411 W. 14th Street, 2nd Floor
New York, New York 10014

April 25, 2018

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME: 11:00 a.m.
DATE: June 4, 2018
PLACE: STK, 26 Little West 12th Street, New York, NY 10014

PURPOSES:

1.	To elect two Class II directors to serve a three-year term expiring in 2021;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of The ONE Group Hospitality, Inc. common stock at the close of business on April 13, 2018. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 411 W. 14th Street, 2nd Floor, New York, New York 10014.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Important Notice Regarding the Availability of Proxy Materials that you will receive and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Sonia Low
Secretary

i

THE ONE GROUP HOSPITALITY, INC.
411 W. 14th Street, 2nd Floor
New York, New York
10014

PROXY STATEMENT FOR THE ONE GROUP HOSPITALITY, INC.
2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2018

This proxy statement, along with the accompanying notice of 2018 annual meeting of stockholders, contains information about the 2018 annual meeting of stockholders of The ONE Group Hospitality, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., local time, on Monday, June 4, 2018, at STK, 26 Little West 12th Street, New York, NY 10014.

In this proxy statement, we refer to The ONE Group Hospitality, Inc. as “The ONE Group Hospitality, Inc.,” the “Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April 25, 2018, we will send the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 4, 2018

This proxy statement and our 2017 annual report to stockholders are available for viewing, printing and downloading at http://www.togrp.com/proxy.html. To vote your shares, please follow the instructions contained on your Notice or proxy card; you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery by following the instructions contained on your proxy card.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2017, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.togrp.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Sonia Low, The ONE Group Hospitality, Inc., 411 West 14th Street, 2nd Floor, New York, New York 10014. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of The ONE Group Hospitality, Inc. is soliciting your proxy to vote at the 2018 annual meeting of stockholders to be held at STK, 26 Little West 12th Street, New York, NY 10014, on Monday, June 4, 2018 at 11:00 a.m. and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of 2018 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2018 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, because you owned shares of The ONE Group Hospitality, Inc. common stock, par value $0.0001 per share (the “common stock”) on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and if, applicable, the proxy materials to stockholders on or about April 25, 2018.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 13, 2018, are entitled to vote at the annual meeting. On this record date, there were 27,252,101 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for the nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, Inc. (“Continental”), or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or if you received printed materials, in proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

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Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 3, 2018.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions from the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

•	“ FOR ” the election of the nominees for director;

•	“ FOR ” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018;

•	“ FOR ” the advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting on the Internet as instructed above;

•	by notifying The ONE Group Hospitality, Inc.’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of the directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of the directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for 2018, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Continental, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

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What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 11:00 a.m. on Monday, June 4, 2018, at STK, 26 Little West 12th Street, New York, NY 10014. When you arrive at STK, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental, by calling them at (212) 509-4000.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, a set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, a set of proxy materials, follow these instructions:

•	If your The ONE Group Hospitality, Inc. shares are registered in your own name, please contact our transfer agent, Continental, and inform them of your request by writing them at 17 Battery Place, New York, New York 10004.

•	If a broker or other nominee holds your The ONE Group Hospitality, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card; or

•	following the instructions provided when you vote over the Internet.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the number of shares of our common stock beneficially owned as of April 6, 2018, by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and named executive officers and (iii) all current officers and directors as a group. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of our common stock that may be acquired by an individual or group within 60 days of April 6, 2018, pursuant to the exercise of options, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Percentage ownership calculations for beneficial ownership are based on 27,252,101 shares outstanding as of April 6, 2018. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of our common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: 411 West 14th Street, 2nd Floor, New York, NY 10014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Common Stock Beneficially Owned (%)
Emanuel Hilario	312,306	1.2%
Linda Siluk	7,000	*
Celeste Fierro (2)	688,244	2.5%
Jonathan Segal (3)	7,363,204	26.7%
Michael Serruya (4)	285,397	1.1%
Eugene M. Bullis	42,486	*
Kin Chan (5)	1,500,000	5.8%
Dimitrios Angelis	—	*
All current executive officers and directors as a group (8 individuals)	10,198,637	37.4%

5% Stockholders:	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
Kanen Wealth Management LLC (6) 5850 Coral Ridge Drive, Suite 309 Coral Springs, FL 33076	4,836,273	17.3%

Anson Investments Master Fund (7) c/o Intertrust Corporate Services (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY 1-9005, Cayman Islands	2,112,921	8.2%

Argyle Street Management Limited (8) Unit 601-2, 6th Floor St. George’s Building 2 Ice House Street Central, Hong Kong	1,500,000	5.8%

Twinleaf Management, LLC (9) 131 Brookwood Lane New Canaan, CT 06840	1,270,704	5.0%

*	Represents less than 1% of the issued and outstanding shares.

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(1)	All securities are beneficially owned directly by the persons listed on the table (except as otherwise indicated).
(2)	Includes options to purchase 50,000 shares of common stock that are exercisable within 60 days of April 6, 2018.
(3)	Includes (i) 156,952 shares of common stock held by Modern Hotels (Holdings) Limited, of which Mr. Segal is the Managing Director, (ii) 386,166 shares of common stock held by the Jonathan Segal 2012 Family Trust, of which Mr. Segal is a trustee, (iii) 1,000,000 shares of common stock held by the Jonathan Segal 2016 Family Trust #2; and (iv) options to purchase 317,606 shares of common stock that are exercisable within 60 days of April 6, 2018.
(4)	Includes 197,712 shares of common stock held by MOS Holdings Inc., an entity owned by Mr. Serruya.
(5)	Consists of the shares listed in footnote 8 below.
(6)	Based solely on a Schedule 13D/A filed with the SEC on March 28, 2018 by Kanen Wealth Management LLC, a Florida limited liability company and registered investment advisor (“KWM”) and David L. Kanen, the managing member, sole investment advisor representative and Chief Compliance Officer for KWM. KWM, in its role as investment manager for customer accounts (collectively, the “Accounts”), has discretionary voting and dispositive power over the shares of common stock held in the Accounts pursuant to investment advisory agreements. Mr. Kanen, as the managing member of KWM, may be deemed to share voting and dispositive power over such shares of common stock with KWM. KWM, as the general partner of The Philotimo Fund LLC, and Mr. Kanen, as the managing member of KWM, may be deemed to share voting and dispositive power over the shares of common stock held by The Philotimo Fund LLC. As of the close of business on March 19, 2018, Kanen Wealth Management, LLC directly owned 2,866,273 Shares. Kanen Wealth Management, LLC, as the general partner of Philotimo Fund, LP, may be deemed the beneficial owner of the 1,970,000 Shares owned by Philotimo Fund, LP. As of the close of business on March 19, 2018, Mr. Kanen directly owned 18,921 Shares. Mr. Kanen, as the managing member of Kanen Wealth Management, LLC, may be deemed the beneficial owner of the (i) 2,866,273 Shares owned by Kanen Wealth Management, LLC and (ii) 1,970,000 Shares owned by Philotimo Fund, LP. The number of shares beneficially owned includes 125,000 shares of common stock issuable upon exercise of certain warrants owned by The Philotimo Fund LLC.
(7)	Based solely on a Schedule 13G filed with the SEC on March 2, 2018 by Anson Investments Master Fund LP, a Cayman Islands limited partnership, Anson Funds Management LP (d/b/a Anson Group), a Texas limited partnership, Anson Management GP LLC, a Texas limited liability company, Mr. Bruce R. Winson, the principal of Anson Funds Management LP and Anson Management GP, LLC, Anson Advisors Inc. (d/b/a Anson Funds), an Ontario, Canada corporation, Mr. Adam Spears, a director of Anson Advisors Inc., and Mr. Moez Kassam, a director of Anson Advisors, Inc. Anson Funds Management LP and Anson Advisors Inc. serve as co-investment advisors to Anson Investments Master Fund LP and may direct the vote and disposition of the 2,112,921 shares of common stock held by Anson Investments Master Fund LP. As the general partner of Anson Funds Management LP, Anson Management GP LLC may direct the vote and disposition of the 2,112,921 shares of common stock held by Anson Investments Master Fund LP. As the principal of Anson Fund Management LP and Anson Management GP LLC, Mr. Winson may direct the vote and disposition of the 2,112,921 shares of common stock held by Anson Investments Master Fund LP. As directors of Anson Advisors Inc., Mr. Spears and Mr. Kassam may each direct the vote and disposition of the 2,112,921 shares of common stock held by Anson Investments Master Fund LP. The number of shares beneficially owned includes 640,000 shares of common stock issuable upon exercise of certain warrants owned by Anson Investments Master Fund LP.
(8)	Includes 1,000,000 shares of common stock and 500,000 Warrants relating to the common stock exercisable from May 15, 2018 at an exercise price of US$1.63 per share of common stock, beneficially owned by (i) ASM Connaught House Fund LP (520,000 shares of common stock and 260,000 Warrants), (ii) ASM Connaught House (Master) Fund II LP (360,000 shares of common stock and 180,000 Warrants) and (iii) ASM Co-Investment Term Trust I (120,000 shares of common stock and 60,000 Warrants). Based solely on a Schedule 13D filed with the SEC on March 23, 2018 by Argyle Street Management Limited, a British Virgin Islands incorporated company, whose principal business is to act as investment manager of ASM Connaught House Fund LP, ASM Connaught House (Master) Fund II LP and ASM Co-Investment Term Trust I. Our director, Mr. Kin Chan acts as chief investment officer to Argyle Street Management Limited; Argyle Street Management Limited, in its capacity as investment manager of ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP, has the ability to direct the management of ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP’s business. As such, Mr. Kin Chan has the power to direct the decisions of Argyle Street Management Limited, which itself has the power to direct the decisions of ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP regarding the vote and disposition of securities directly or indirectly beneficially held by ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP; therefore, Mr. Kin Chan may be deemed to have indirect beneficial ownership of the common stock beneficially held by ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP.
(9)	Based solely on a Schedule 13D filed with the SEC on March 28, 2018, by Twinleaf Management, LLC, a Connecticut limited liability company. The shares are allocated across ten discretionary client accounts (the “Client Accounts”). Such clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No such client contains an interest relating to more than five percent of the class of securities. Spencer Grimes, as managing member of Twinleaf Management LLC may be deemed to beneficially own the 1,270,704 shares of common stock allocated to the Client Accounts.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our certificate of incorporation and bylaws provide that our business is to be managed by or under the direction of our Board. Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. We currently have six directors sitting on the Board, classified into three classes as follows: (1) Eugene M. Bullis and Kin Chan constitute a class with a term ending at the 2018 annual meeting; (2) Jonathan Segal and Emanuel Hilario constitute a class with a term ending at the 2019 annual meeting; and (3) Michael Serruya and Dimitrios Angelis constitute a class with a term ending at the 2020 annual meeting. Nicholas Giannuzzi, a former director, resigned from his position as a member of the Board on November 16, 2017, prior to the expiration of his term ending at the 2018 annual meeting. Kin Chan joined as a member of the Board on November 17, 2017 and Dimitrios Angelis joined as a member of the Board on March 28, 2018.

On November 15, 2017, we entered into an agreement (the “Board Agreement”) with Argyle Street Management Limited (“ASM”), who, along with certain affiliates, was an investor in our November 2017 offering, pursuant to which we agreed that ASM shall have the right to designate one member to our Board, who initially is Mr. Kin Chan, for so long as ASM and its affiliates beneficially own at least 750,000 shares of common stock.

On March 23, 2018, we entered into a letter agreement (the “Letter Agreement”) with David Kanen and Kanen Wealth Management LLC (collectively, the “Kanen Group”) regarding the composition of our Board. Pursuant to the terms of the Letter Agreement, subject to certain conditions, we and the Kanen Group agreed that, provided that the Kanen Group beneficially owns at least 10% of our outstanding common stock, the Kanen Group shall have the right to designate one member to the Board as a Class I director with a term expiring in 2020. Effective March 28, 2018, pursuant to the Letter Agreement, the Board appointed Dimitrios Angelis as a Class I director with a term expiring at our 2020 annual meeting of stockholders.

On March 22, 2018, our Board accepted the recommendation of the Nominating and Governance Committee and voted to nominate Eugene M. Bullis and Kin Chan for election at the annual meeting for a term of three years to serve until the 2021 annual meeting of stockholders, and until their successors have been elected and qualified, subject, however, to such directors’ respective earlier death, resignation, retirement, disqualification or removal.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Positions
Emanuel Hilario	50	President, Chief Executive Officer and Director
Jonathan Segal	57	Executive Chairman and Director of Business Development
Michael Serruya	53	Director
Kin Chan	51	Director
Eugene M. Bullis	72	Director
Dimitrios Angelis	48	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with The ONE Group Hospitality, Inc., either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market (“NASDAQ”): Michael Serruya, Eugene M. Bullis, Kin Chan and Dimitrios Angelis.

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Emanuel P.N. Hilario — President, Chief Executive Officer and Director

Emanuel P.N. Hilario, age 50, has served as a Class III member of our Board since April 10, 2017. Mr. Hilario has served as President and Chief Executive Officer of the Company since October 30, 2017. Since 2015, Mr. Hilario has served as Chief Financial Officer of Sizzling Platter, a restaurant management company operating over 400 franchised restaurants in the United States, Mexico, and China under the brand names of Red Robin, Sizzler, Little Caesars, Dunkin Donuts, and Wingstop. Before joining Sizzling Platter, Mr. Hilario served as Chief Operating Officer for Einstein Noah Restaurant Group, Inc. from 2013 to 2014 and served as its Chief Financial Officer from 2010 to 2013. He previously served as Chief Financial Officer for McCormick & Schmick’s Seafood Restaurants, Inc. from April 2004 through May 2009 and also served on its Board as a Director from May 2007 to July 2009. For the preceding four years, he served as Chief Financial Officer of Angelo and Maxie’s, Inc. While there, from 2002 to 2004, he managed day-to-day operations of the Angelo and Maxie’s steakhouse concept. Mr. Hilario began his career at McDonald’s and has held various financial roles within the company. He received a Bachelor of Science and Commerce degree from Santa Clara University in 1990.

•	Director Qualifications: We believe Mr. Hilario’s qualifications to serve on the Board include his extensive knowledge and experience in the restaurant industry and as an executive in public companies, his knowledge of licensing and franchising of restaurants, as well as his years of working at fine dining concepts and managing food and beverage hospitality operations.

Jonathan Segal — Executive Chairman of the Board of Directors and Director of Business Development

Jonathan Segal, age 57, has served as a Class III member of our Board since October 16, 2013. Mr. Segal brings over 35 years of experience in developing and operating hotels, bars and hospitality projects to the Company. Mr. Segal served as Chief Executive Officer of the Company from 2004 until October 30, 2017. He co-founded the Company in 2004 in order to open ONE, a pioneering restaurant in the Meatpacking District of New York. Mr. Segal began his career in the hospitality industry at age 16 with his family’s company, currently known as The Modern Group in Jersey, Channel Islands, U.K., formerly the largest leisure company in the Channel Islands. In June 2013, Jonathan won an Ernst &Young Entrepreneur of the Year 2013 New York award and was a finalist for the national award in November 2013.

•	Director Qualifications: We believe Mr. Segal’s qualifications to serve on the Board include his role as founder and former Chief Executive Officer of the Company, his extensive knowledge and experience in the restaurant industry and his leadership, strategic guidance and operational vision.

Michael Serruya — Director

Michael Serruya, age 53, has served as Class I member of our Board since October 27, 2013 and as a Non-Executive Chairman of our Board from October 27, 2013 until October 30, 2017. Mr. Serruya has served as a director of Second Cup Inc. since 2017. Mr. Serruya was also President, Chief Executive Officer and Chairman of CoolBrands’ predecessor, Yogen Früz World-Wide Inc. Mr. Serruya was Chairman and Chief Executive Officer of Kahala Brands until July 2016 and is currently Chairman and Chief Executive Officer of Serruya Private Equity.

•	Director Qualifications: We believe Mr. Serruya’s qualifications to serve on the Board include his business experience, including a diversified background as an executive and in operational roles in both public and private companies, and as a board member of several public companies, gives him a breadth of knowledge and valuable understanding of our business.

Eugene M. Bullis — Director

Eugene M. Bullis, age 72, has served as a Class II member of our Board since August 12, 2014. Mr. Bullis has served as Chairman of the Audit Committee of Ambac Financial Group, Inc. from May 2013 to May 2016, and has served as a Member of the Board of Governors of The Doctors Company since December 2010. From November 2015 to November 2016, Mr. Bullis served as the Executive Vice President and Interim Chief Financial Officer of The Hanover Insurance Group, Inc., where he held the same position from 2007 until retirement in 2010. Prior to joining The Hanover Insurance Group, Inc., Mr. Bullis served as Executive Vice President and Chief Financial Officer of Conseco, Inc. from May 2002 to May 2007. Previously, Mr. Bullis served in a number of senior financial officer roles primarily in technology-related businesses, including Chief Financial Officer of Wang Laboratories, Inc. Mr. Bullis began his career with a predecessor firm of what is now Ernst & Young LLP, where he advanced to audit partner. Mr. Bullis received an A.B. in Business Administration from Colby College in 1967.

•	Director Qualifications: We believe Mr. Bullis’ qualifications to serve on the Board include his considerable financial experience, including his background in audit and his familiarity with compliance, finance and regulatory requirements, as well as his experience as an executive in both public and private companies and as a board member of public companies.

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Kin Chan – Director

Kin Chan, age 51, has served as a member of our Board since November 2017. Mr. Chan has been the Chief Investment Officer of Argyle Street Management Limited since 2002. He has been a non-executive director OUE Limited since March 2010 and has served as a member of its Audit Committee since October 2011. Mr. Chan has also been the chairman of TIH Limited, a company listed on the Singapore Exchange Limited and has been appointed as a non-executive director of CITIC Resources Holdings Limited, a company listed on the Stock Exchange of Hong Kong Limited since March 2017. He was a non-executive director of (i) United Fiber System Limited (now known as Golden Energy and Resources Limited), a company listed on the Singapore Exchange Limited from 2011 to 2015; (ii) Asia Resource Minerals Plc, a company formerly listed on the London Stock Exchange for the period from July 2015 to August 2015; and (iii) Mount Gibson Iron Limited, a company listed on the Australian Securities Exchange from September 2016 to January 2018. Mr. Chan earned an AB degree from Princeton University and a Master's degree in Business Administration from the Wharton School of University of Pennsylvania where he was a Palmer Scholar.

•	Director Qualifications: We believe Mr. Chan’s qualifications to serve on the Board include his extensive international business experience and strong relationships with the hospitality industry, including a background as an executive and as a board member of several public companies, gives him a breadth of knowledge and valuable understanding of our business. In addition, he is independent and has the requisite experience, background and financial sophistication to serve as a member of the Audit Committee.

Dimitrios Angelis – Director

Dimitrios Angelis, age 48, has served as a Class I member of our Board since March 28, 2018. Mr. Angelis has been the Principal at Life Sciences Legal since October 2015, serving as outside general counsel on all legal matters to several biotech, pharmaceutical, and medical device companies. Before joining Life Sciences Legal, Mr. Angelis was on the Board of Directors of OTI Inc. (NASDAQ: OTIV) from December 2012 to August 2015, including having served as Chairman of the Board for most of the time during that period. Mr. Angelis was also CEO of OTI America, Inc. from January 2014 to August 2015. Prior to his business leadership role at On Track Innovations, he served as General Counsel and Corporate Secretary at Wockhardt, Inc. from October 2012 to December 2013, Senior Counsel at Dr. Reddy’s Laboratories, Inc. from October 2008 to October 2012, and Chief Legal Officer at Osteotech, Inc. from February to October 2008. Mr. Angelis was formerly a director at Actavis Inc. from August 2004 to November 2007. He began his career at Mayer, Brown, LLP as a Corporate Associate. Mr. Angelis currently serves as a director of Digirad Corporation (NASDAQ: DRAD) and AmeriHoldings (NASDAQ: AMRH). He holds a Bachelor of Arts degree from Boston College, a Master of Arts from California State University, and a Juris Doctorate from New York University School of Law.

•	Director Qualifications: We believe Mr. Angelis’ qualifications to serve on the Board include his 15 years of legal and corporate governance experience, including his background and experience as an executive and board member of several public companies.

Committees of the Board of Directors and Meetings

Meeting Attendance.   During the fiscal year ended December 31, 2017, the Board met a total of 16 times, and the various committees of the Board met a total of 11 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2017. The Board has adopted a policy under which each member of the Board is strongly encouraged but not required to attend each annual meeting of our stockholders. Jonathan Segal, Michael Serruya, Emanuel Hilario, Nicholas Giannuzzi and Eugene M. Bullis attended our annual meeting of stockholders in 2017.

Audit Committee.   Our Audit Committee met four times during fiscal 2017. This committee currently has three members, Messrs. Bullis (Chairman), Serruya and Chan. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by NASDAQ, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Bullis is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.togrp.com.

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Compensation Committee.   Our Compensation Committee met three times during fiscal 2017. This committee currently has two members, Messrs. Bullis and Serruya. Our Compensation. Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2013 Employee, Director and Consultant Equity Incentive Plan. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by NASDAQ.

In establishing compensation amounts for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee will annually review market data which is comprised of proxy-disclosed data from peer companies and information from nationally recognized published surveys for the restaurant industry, adjusted for size. The market data helps the committee gain perspective on the compensation levels and practices at the peer companies and to assess the relative competitiveness of the compensation paid to the Company’s executives. The market data thus guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee then takes into account other factors, such as the importance of each executive officer’s role to the Company, individual expertise, experience, and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.

The Compensation Committee’s independent compensation consultant during fiscal year 2017 was Frederic W. Cook & Co. (“Cook & Co.”). Cook & Co. was previously engaged by, and reported directly to, the Compensation Committee, which has the sole authority to hire or fire Cook & Co. and to approve fee arrangements for work performed. Cook & Co. assisted the Compensation Committee in fulfilling its responsibilities under its charter, including advising on equity incentive compensation grants to employees, including officers. The Compensation Committee authorized Cook & Co. to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and Cook & Co. was included in discussions with management.

It is the Compensation Committee’s policy that the Chair of the Compensation Committee or the full Compensation Committee pre-approve any additional services provided to management by an independent compensation consultant.

The Compensation Committee reviews the performance of each named executive officer in light of the above factors and determines whether the named executive officer should receive any increase in base salary or receive a discretionary equity award based on such evaluation. During fiscal year 2017, the Compensation Committee did not adhere to a formula or other quantitative measures with respect to compensation but rather relied on qualitative and subjective evaluations to determine the appropriate levels of compensation for our named executives.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.togrp.com.

Nominating and Governance Committee.   Our Nominating and Governance Committee met four times during fiscal 2017 and currently has two members, Messrs. Serruya (Chairman) and Bullis. The Nominating and Governance Committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by NASDAQ.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors and officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee under our corporate governance policies, it should submit such recommendation in writing to: The ONE Group Hospitality, Inc., c/o Corporate Secretary, Nominating and Governance Committee, 411 W. 14th Street, 2nd Floor, New York, NY 10014.

The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees.

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A copy of the Nominating and Governance Committee’s written charter is publicly available on the Company’s website at www.togrp.com.

Board Leadership Structure and Role in Risk Oversight

Our Board consists of six members.

In accordance with the Amended and Restated Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The authorized number of directors may be changed by resolution of the Board. Vacancies on the Board can be filled by resolution or a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director of the Board. Our principles of corporate governance give the Board the authority to choose whether the roles of Executive Chairman of the Board and Chief Executive Officer are held by one person or two persons. Our principles also give the Board the authority to change this policy if it deems it best for the Company at any time. Currently, two separate individuals serve in the positions of Chief Executive Officer and Executive Chairman of the Board of the Company. We believe that our current leadership structure is optimal for the Company at this time.

Our Board currently has four independent members and two non-independent members, one of which serves as our Chief Executive Officer. We believe that the number of independent, experienced directors that make up our Board benefits our Company and our shareholders. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director processes.

Messrs. Serruya and Angelis are Class I directors and their term will expire at our 2020 annual meeting of stockholders. Messrs. Bullis and Chan are Class II directors and their term will expire at our 2018 annual meeting of stockholders. Messrs. Hilario and Segal are Class III directors and their term will expire at our 2019 annual meeting of stockholders. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of the Board in reviewing our business strategy is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

While the full Board has overall responsibility for risk oversight, the Board may elect to delegate oversight responsibility related to certain committees, which in turn would then report on the matters discussed at the committee level to the full Board. For instance, an audit committee could focus on the material risks facing the Company, including operational, market, credit, liquidity and legal risks and a compensation committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management.

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations contact at 646-624-2400. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Board at The ONE Group Hospitality, Inc., 411 W. 14th Street, 2nd Floor, New York, NY 10014, Attn: Security Holder Communication. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings

•	resumes and other forms of job inquiries

•	surveys

•	solicitations or advertisements.

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In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with Jonathan Segal and Emanuel Hilario. Celeste Fierro is an at-will employee.

Name	Age	Positions
Linda Siluk	61	Interim Chief Financial Officer
Celeste Fierro	50	Senior Vice President of Marketing, Sales and Events

Linda Siluk — Interim Chief Financial Officer

Linda Siluk, age 61, has served as the Interim Chief Financial Officer of the Company since May 16, 2017. Prior to joining the Company, Ms. Siluk served as the Senior Vice President and Chief Accounting Officer for Fairway Group Holdings, Corp. (“Fairway”) from June 2015 to February 2017, as the Vice President and Finance and Chief Accounting Officer from October 2011 to June 2015, and as Senior Project Manager from August 2009 to October 2010. Prior to her experience at Fairway, Ms. Siluk served as the Chief Financial Officer at Drug Fair from October 2008 to May 2009. From September 2006 to April 2008, Ms. Siluk was the Senior Vice President, Finance at Ann Taylor. Ms. Siluk received her B.S. in Business Administration from Montclair State College. Ms. Siluk is a certified public accountant.

Celeste Fierro — Senior Vice President of Marketing, Sales and Events

Celeste Fierro, age 50, has served as Senior Vice President of Marketing, Sales and Events of the Company since February 19, 2014. Prior to that time and since 2004, Ms. Fierro served as Senior Vice President of Operations, and in such capacity oversaw all operations of the Company. Ms. Fierro was a founding partner of the Company in 2004 along with Mr. Segal. Prior to joining the Company, Ms. Fierro was an event planner in New York City and founded Cititaste Events, a company which planned events for clients and events such as the Annual All-Star Games of Major League Baseball, the National Football League, the Pro-Bowl, the Cystic Fibrosis Foundation and American Express.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2016 and 2017 to (i) our President and Chief Executive Officer; (ii) our former President and Chief Executive Officer who is now serving as our Director of Business Development and (iii) our next two most highly compensated executive officers who earned more than $100,000 during the fiscal year ended 2017 and were serving as executive officers as of such date.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Total
Emanuel Hilario (3) President and Chief Executive Officer	2017	$70,701	$4,777	$426,000	$156,000	$657,478
Jonathan Segal (4) Director of Business Development	2017	$548,846	$32,813	$—	$—	$581,659
Former Chief Executive Officer	2016	$575,000	$—	$409,750	$530,000	$1,514,750
Linda Siluk (5) Interim Chief Financial Officer	2017	$215,044	$12,856	$74,550	$—	$302,450
Celeste Fierro (6) Senior Vice President of Marketing,	2017	$357,375	$18,250	$213,000	$215,000	$803,625
Sales and Events	2016	$275,000	$—	$341,250	$—	$616,250

(1)	These amounts represent the aggregate grant date fair value for stock grants awarded in 2016 and 2017, respectively, computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The grant date fair value of these awards, restricted stock units, assuming the maximum potential value is achieved was $426,000 for Emanuel Hilario in 2017, $409,750 for Jonathan Segal in 2016, $74,550 for Linda Siluk in 2017, and $213,000 and $341,250 for Celeste Fierro in 2017 and 2016, respectively.

(2)

The amounts in this column represent the aggregate grant date fair value of stock options granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The grant date fair value of the performance-based options is determined based on the probable outcome of such performance conditions as of the grant date.

The grant date fair value of the performance-based options assuming the maximum potential value is achieved was $530,000 for Mr. Segal in 2016. For Mr. Segal, we estimated the fair value of 500,000 stock options granted on April 8, 2016 using a Black-Scholes option pricing model utilizing the following assumptions: (i) expected volatility: 37%, (ii) expected term of option: 6.5 years, (iii) risk-free interest rate: 1.41%, (iv) expected dividend yield: 0%, and (v) weighted average grant date fair value: $1.06.

The grant date fair value of the stock options assuming the maximum potential value is achieved was $156,000 for Mr. Hilario in 2017. For Mr. Hilario we estimated the fair value of 300,000 stock options granted October 30, 2017 using a Black-Scholes option pricing model utilizing the following assumptions: (i) expected volatility: 38%, (ii) expected term of option: 5.0 years, (iii) risk-free interest rate: 2.0%, (iv) expected dividend yield: 0%, and (v) weighted average grant date fair value $0.52.

The grant date fair value of the stock options assuming the maximum potential value is achieved was $215,000 for Ms. Fierro in 2017. For Ms. Fierro we estimated the fair value of 250,000 stock options granted May 15, 2017 using a Black-Scholes option pricing model utilizing the following assumptions: (i) expected volatility: 38%, (ii) expected term of option: 6.5 years, (iii) risk-free interest rate: 1.86%, (iv) expected dividend yield: 0%, and (v) weighted average grant date fair value $0.87.

(3)	Mr. Hilario was appointed our President and Chief Executive Officer on October 30, 2017.

(4)	Mr. Segal resigned as our President and Chief Executive Officer and was appointed our Director of Business Development on October 30, 2017.

(5)	Ms. Siluk was appointed our Interim Chief Financial Officer on May 16, 2017.

(6)	Ms. Fierro was appointed our Senior Vice President of Marketing, Sales and Events on February 19, 2014.

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Employment Agreements with Executive Officers

President and Chief Executive Officer

Emanuel Hilario currently serves as our President and Chief Executive Officer pursuant to an employment agreement dated October 30, 2017 (“Hilario Agreement”). The Hilario Agreement provides for a term of three years, with such term automatically extending for additional one-year periods unless either party provides 90 days written notice prior to the commencement of the renewal term. Mr. Hilario will initially receive an annual base salary of $450,000, and thereafter, he shall receive such increases (but no decreases) in his base salary as the Company’s Board or compensation committee thereof may approve in its sole discretion from time to time, but not less than annually. In addition, Mr. Hilario is eligible to receive a bonus for each calendar year during the term of the Hilario Agreement in an amount targeted at 50% of his then-effective annual base salary, based in part upon achievement of individual and corporate performance objectives as determined by the Board. Mr. Hilario shall be eligible to receive a bonus in excess of the targeted bonus if the Company’s performance exceeds 100% of the targeted goals, and a bonus below the target amount shall be payable if actual performance equals at least a minimum threshold, each as approved by the Board in consultation with Mr. Hilario at the time the annual performance goals are established. Whether Mr. Hilario receives a bonus, and the amount of any such bonus, will be determined by the Board in its sole and absolute discretion, except that any portion of the bonus that the Board determines to be based on targeted goals will be considered non-discretionary and payable based on achievement of such goals. Pursuant to the Hilario Agreement, the Company granted to Mr. Hilario pursuant to the Company’s 2013 Employee, Director and Consultant Equity Incentive Plan (“2013 Plan”): (a) 71,000 fully vested shares of the Company’s common stock, (b) stock options to purchase 300,000 shares of the Company’s common stock vesting ratably over three years at an exercise price equal to $1.42 (the “Closing Price”), such amount being the fair market value at the time of the grant; and (c) 300,000 restricted stock units (“RSUs”) vesting ratably over three years; provided, however, that such RSUs may vest earlier as follows: (i) 100,000 RSUs shall vest on the date that the Average Closing Price (defined below) is 50% greater than the Closing Price, (ii) 100,000 RSUs shall vest on the date that the Average Closing Price is 75% greater than the Closing Price, and (iii) 100,000 RSUs shall vest on the date that the Average Closing Price is 100% greater than the Closing Price. As used herein, “Average Closing Price” is equal to the average closing price of the Common’s common stock as measured over 10 consecutive trading days. The stock options and the RSUs are subject to the terms and conditions of the 2013 Plan and, respectively, a stock option agreement and a restricted stock unit award agreement. Mr. Hilario is eligible to participate in the Company's 401(k) plan, health plans and other benefits on the same terms as other salaried employees, and for so long as his primary residence is in Denver, Colorado, the Company will reimburse Mr. Hilario for his reasonable out-of-pocket expenses, accommodation in New York, and for round-trip coach tickets for travel to and from New York.

Noncompetition; Nonsolicitation

Under the Hilario Agreement, for a period of 18 months after the date on which his employment is terminated for any reason, Mr. Hilario is prohibited from (a) engaging in any Competing Business within any geographic area where the Company or its subsidiaries conducts, or plans to conduct, business at the time of his termination, (b) persuading or attempting to persuade any Customer, Prospective Customer or Supplier to cease doing business with an Interested Party or reduce the amount of business it does with an Interested Party, (c) persuading or attempting to persuade any Service Provider to cease providing services to an Interested Party, or (d) soliciting for hire or hiring for himself or for any third party any Service Provider unless such person’s employment was terminated by the Company or any of its affiliates or such person responded to a “blind advertisement”. All capitalized terms in this paragraph shall have the respective meanings set forth in the Hilario Agreement.

Termination

Termination by the Company for Cause or by Executive without Good Reason

If the Hilario Agreement is terminated by the Company for cause, or by the executive without good reason, the Company must pay him any earned but unpaid salary, any unpaid portion of the bonus from the prior year, any accrued vacation time, any vested benefits he may have under any employee benefit plan, and any unpaid expense reimbursement accrued through the date of termination (the “Hilario Accrued Obligations”).

Termination by the Company without Cause or by Executive for Good Reason

If the Hilario Agreements is terminated (i) by the Company without cause or (ii) by the executive for good reason, then the Company must pay such executive: (1) the Hilario Accrued Obligations earned through the date of termination; (2) an amount of his base salary equal to (i) his current base salary in the case of Mr. Hilario over an 18 month period or (ii) his current base salary in the case of Mr. Segal over a 24 month period, such payments to be made in accordance with Company’s normal payroll practices, less all customary and required taxes and employment-related deductions; (3) an amount of his bonus compensation equal to (i) a monthly amount equal to one-twelfth of the target bonus in the case of Mr. Hilario for an 18 month period or (ii) a pro rata portion of the bonus for the year in which the termination occurs in the case of Mr. Segal, based on year-to-date performance as determined by the Board in good faith, payable when other senior executives receive their annual bonuses for such year, and in no event later than March 15 of the year following the year in which the termination occurs (to the extent milestones for such bonus have not yet been agreed upon as of the termination, reference will be made to the milestones established for the prior year); (4) any equity awards that vest over time and are unvested as of the termination date shall be accelerated such that the portion of the equity awards that would have vested in the following 18 month period will vest as of the termination date; and (5) an amount equal to the “COBRA” premium for as long as Mr. Hilario, and if applicable, Mr. Hilario’s dependents are eligible for COBRA, subject to a maximum of 18 months.

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The terms “cause” and “good reason” have the respective meanings set forth in the Hilario Agreement.

Termination due to Death or Disability

If Mr. Hilario’s employment is terminated as a result of his death or disability, the Company must pay him or his estate, as applicable, any amounts payable by the Company under the above heading labeled “Termination by the Company for Cause or by Executive without Good Reason”.

The term “disability” has the meanings set forth in the Employment Agreements.

Termination upon a Change of Control

Notwithstanding anything in the Hilario Agreement to the contrary, in the event that Mr. Hilario’s employment is terminated within 24 months following a change of control and upon the fulfillment of certain other conditions, Mr. Hilario shall be entitled to receive his severance in a lump sum.

The terms “change in control” and “severance” have the respective meanings set forth in the Employment Agreements.

Director of Business Development

Jonathan Segal currently serves as our Director of Business Development pursuant to an amended and restated employment agreement dated October 30, 2017 (“Amended and Restated Segal Agreement”). The Amended and Restated Segal Agreement provides for a term of three years, with such term automatically extending for additional one year periods unless either party provides 90 days written notice prior to the commencement of the renewal term. Mr. Segal will initially receive an annual base salary of $350,000, and thereafter, he shall receive such increases (but no decreases) in his base salary as the Board or compensation committee thereof may approve in its sole discretion from time to time, but not less than annually. In addition, Mr. Segal is eligible to receive a bonus for each calendar year during the term of the Segal Agreement in an amount targeted at 75% of his then-effective annual base salary, based in part upon achievement of individual and corporate performance objectives as determined by the Board. Mr. Segal shall be eligible to receive a bonus in excess of the targeted bonus if the Company’s performance exceeds 100% of the targeted goals, and a bonus below the target amount shall be payable if actual performance equals at least a minimum threshold, each as approved by the Board in consultation with Mr. Segal at the time the annual performance goals are established. Whether Mr. Segal receives a bonus, and the amount of any such bonus, will be determined by the Board in its sole and absolute discretion, except that any portion of the bonus that the Board determines to be based on targeted goals will be considered non-discretionary and payable based on achievement of such goals. Mr. Segal is eligible to participate in the Company's 401(k) plan, health plans and other benefits on the same terms as other salaried employees.

Prior to entering into the Amended and Restated Segal Agreement, Mr. Segal received an annual base salary of $575,000 pursuant to his employment agreement with us. Mr. Segal received a bonus of $32,813 in 2017.

Noncompetition; Nonsolicitation

Under the Amended and Restated Segal Agreement, for a period of 24 months after the date on which his employment is terminated for any reason, Mr. Segal is prohibited from (a) engaging in any Competing Business within any geographic area where the Company or its subsidiaries conducts, or plans to conduct, business at the time of his termination, (b) persuading or attempting to persuade any Customer, Prospective Customer or Supplier to cease doing business with an Interested Party or reduce the amount of business it does with an Interested Party, (c) persuading or attempting to persuade any Service Provider to cease providing services to an Interested Party, or (d) soliciting for hire or hiring for himself or for any third party any Service Provider unless such person’s employment was terminated by the Company or any of its affiliates or such person responded to a “blind advertisement”. All capitalized terms in this paragraph shall have the respective meanings set forth in the Amended and Restated Segal Agreement.

Termination

Termination by the Company for Cause or by Executive without Good Reason

If the Amended and Restated Segal Agreement is terminated by the Company for cause, or by Mr. Segal without good reason, the Company must pay him any earned but unpaid salary, any unpaid portion of the bonus from the prior year, any accrued vacation time, any vested benefits he may have under any employee benefit plan, and any unpaid expense reimbursement accrued through the date of termination (the “Segal Accrued Obligations”).

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Termination by the Company without Cause or by Executive for Good Reason

If the Amended and Restated Segal Agreement is terminated (i) by the Company without cause or (ii) by the executive for good reason, then the Company must pay such executive: (1) the Segal Accrued Obligations earned through the date of termination; (2) an amount of his base salary equal to his current base salary over a 24 month period, such payments to be made in accordance with Company’s normal payroll practices, less all customary and required taxes and employment-related deductions; (3) an amount of his bonus compensation equal to a pro rata portion of the bonus for the year in which the termination occurs, based on year-to-date performance as determined by the Board in good faith, payable when other senior executives receive their annual bonuses for such year, and in no event later than March 15 of the year following the year in which the termination occurs (to the extent milestones for such bonus have not yet been agreed upon as of the termination, reference will be made to the milestones established for the prior year); (4) an amount equal to the “COBRA” premium for as long as Mr. Segal and, if applicable, Mr. Segal’s dependents are eligible for COBRA, subject to a maximum of 18 months.

The terms “cause” and “good reason” have the respective meanings set forth in the Employment Agreements.

Termination due to Death or Disability

If Mr. Segal’s employment is terminated as a result of his death or disability, the Company must pay him or his estate, as applicable, (1) the Segal Accrued Obligations earned through the date of termination and (2) a portion of the bonus that he would have been eligible to receive for days employed by the Company in the year in which his death or disability occurs, determined by multiplying (x) the bonus based on the actual level of achievement of the applicable performance goals for such year, by (y) a fraction, the numerator of which is the number of days up to and including the date of termination, and the denominator of which is 365, such amount to be paid in the same time and the same form as the bonus otherwise would be paid. In the event of the death or disability, vested options held by Mr. Segal may be exercised by him or his survivors, as applicable, to the extent exercisable at the time of death for a period of one year from the time of death or disability.

The term “disability” has the meanings set forth in the Employment Agreements.

Termination upon a Change of Control

Notwithstanding anything in the Amended and Restated Segal Agreement to the contrary, in the event that Mr. Segal’s employment is terminated within 12 months following a change in control and upon the fulfillment of certain other conditions, then (1) notwithstanding the vesting and exercisability schedule in any stock option agreement between the Company and Mr. Segal, all unvested stock options granted by the Company to Mr. Segal shall immediately vest and become exercisable and shall remain exercisable for not less than 360 days thereafter, and (2) Mr. Segal shall be entitled to receive his severance; provided, however, that if such lump sum severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the executive has the right to receive from the Company, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the executive under any plan for the benefit of employees, would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986), then such lump sum severance payment or other benefit shall be reduced to the largest amount that will not result in receipt by the executive of an excess parachute payment. The determination of the amount of the payment described in this subsection shall be made by the Company’s independent auditors at the sole expense of the Company. For purposes of clarification the value of any options described above will be determined by the Company’s independent auditors using a Black-Scholes valuation methodology.

The terms “change in control” and “severance” have the respective meanings set forth in the Amended and Restated Segal Employment Agreement.

Interim Chief Financial Officer

Linda Siluk has served as our Interim Chief Financial Officer since May 16, 2017. Pursuant to an offer letter dated May 15, 2017, Ms. Siluk received a monthly salary of $27,500 and a grant of 35,000 restricted shares to vest upon the achievement of certain mutually agreed upon objectives. Ms. Siluk was to serve as the Interim Chief Financial Officer for a period of six months, with further employment to be considered.

Senior Vice President of Marketing, Sales and Events

Celeste Fierro has served as our Senior Vice President of Marketing, Sales and Events since February 19, 2014. Ms. Fierro is an at-will-employee. For the years ended December 31, 2015, Ms. Fierro’s annual salary was $250,000. On May 11, 2016, Ms. Fierro’s annual salary was raised to $365,000 and on March 29, 2017, she received a one-time discretionary bonus of $17,067 for her performance in overseeing certain catering events, which increased sales of the Company. On April 8, 2016, Ms. Fierro was granted 125,000 restricted stock units vesting ratably over five years beginning on April 8, 2017. On May 16, 2017, Ms. Fierro was granted (i) 250,000 incentive stock options to purchase 250,000 shares of our common stock and 100,000 restricted stock units, both vesting ratably over five years beginning on May 16, 2018; and (ii) 50,000 restricted stock units vesting upon certain performance goals being met.

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2013 Employee, Director and Consultant Equity Incentive Plan

In October 2013, our Board approved the 2013 Plan. Unless sooner terminated by our Board or our stockholders, the 2013 Plan will expire on October 16, 2023. Under our 2013 Plan, we may grant incentive stock options, non-qualified stock options, restricted stock grants and other stock based awards to employees, consultants and directors who, in the opinion of the Board, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2013 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2013 Plan.

The maximum number of shares of our common stock that may be delivered in satisfaction of awards under the 2013 Plan is 4,773,992 shares. This number is subject to adjustment in the event of a stock split, stock dividend, combination, recapitalization or other change in our capitalization.

Shares of our common stock to be issued under the 2013 Plan may be authorized but unissued shares of our common stock or previously issued shares acquired by us. Any shares of our common stock underlying awards that otherwise expire, terminate, or are forfeited prior to the issuance of stock will again be available for issuance under the 2013 Plan.

Stock Options.   Stock options granted under the 2013 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than Cause, except in the case of death or total and permanent disability in which such options may be exercised for 12 months after termination of service.

Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.   The 2013 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards.

Plan Administration.   The 2013 Plan will be administered by our Compensation Committee. Our Compensation Committee will have full power and authority to determine the terms of awards granted pursuant to this plan, including:

•	which employees, directors and consultants shall be granted options and other awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the 2013 Plan.

In addition, the administrator may, in its discretion, amend any term or condition of an outstanding award, provided (i) such term or condition as amended is permitted by the 2013 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that without the prior approval of our stockholders, stock awards will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

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Stock Dividends and Stock Splits.   If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.   Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to our 2013 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options; or
•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Notwithstanding the foregoing, in the event such merger or other reorganization event also constitutes a change of control under the terms of the 2013 Plan, then all stock options outstanding on the date of the merger or other reorganization event shall be deemed vested at such time.

Under the terms of the 2013 Plan, a change of control means the occurrence of any of the following events: (i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board does not approve; (ii) (A) a merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” are defined under the 2013 Plan as directors who either (A) were directors of the Company as of October 16, 2013, (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (C) were appointed in connection with the consummation of the Merger.

 Amendment and Termination.   The 2013 Plan may be amended by our stockholders. It may also be amended by our Board, provided that stockholder approval will be required for any amendment to the 2013 Plan to the extent such approval is required by law, including the Internal Revenue Code of 1986, as amended, or applicable stock exchange requirements. Any amendment approved by the Board which the Board determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. In addition, if any stock market on which the Company’s common stock is traded amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to such rules, no amendment of the 2013 Plan which (i) materially increases the number of shares to be issued under the 2013 Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the 2013 Plan; (iii) materially expands the class of participants eligible to participate in the 2013 Plan; or (iv) expands the types of awards provided under the 2013 Plan shall become effective unless stockholder approval is obtained.

On April 8, 2016, based upon the recommendation of our Compensation Committee, our Board adopted Amendment No. 1 to the 2013 Plan (the “Amendment”). The Amendment to the 2013 Plan was adopted to revise and clarify the effect of certain corporate transactions on awards granted (or to be granted) under the 2013 Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information as to equity awards held by each of the named executive officers of the Company at December 31, 2017.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Emanuel Hilario	—	300,000	(1)	—		$1.42	10/30/2027	—	—	200,000	(7)	$478,000

Linda Siluk	—	—		—		—	—	—	—	35,000	(8)	$83,650

Celeste Fierro	150,000	100,000	(2)	—		$4.85	6/5/2024	—	—	100,000	(9)	$239,000
	—	250,000	(3)	—		$2.13	5/15/2027	—	—	100,000	(8)	$239,000

Jonathan Segal	334,357	62,651	(4)	—		$5.00	10/16/2023	—	—	150,000	(10)	$358,500
	—	—		79,402	(5)	$5.00	10/16/2023	—	—	—		—
	—	—		500,000	(6)	$2.73	4/8/2026	—	—	—		—

(1)	The option vests ratably over three years beginning on October 30, 2017.
(2)	The option vests ratably over five years beginning on June 5, 2015.
(3)	The option vests ratably over five years beginning on May 16, 2018.
(4)	The option vests ratably over five years beginning on October 16, 2013.
(5)	Up to 20% of the option will vest upon the achievement of certain annual performance milestones to be set by the Company each year for a five year period commencing with the 2014 fiscal year. Pursuant to the performance-based stock options granted on October 16, 2013, under the 2013 Plan, 114,044 unexercised options were forfeited on February 27, 2016, upon the expiration of the Company’s publicly traded warrants.
(6)	The option will vest upon the last day of the quarter in which the closing price of our common stock reaches $5.00, $5.50 and $6.00 for ten consecutive trading days in the quarter, with 33% vesting at each respective price, no earlier than April 8, 2017.
(7)	The restricted stock unit vests ratably over three years beginning on October 30, 2018; provided however that the restricted stock units may vest earlier upon the price of the Company’s common stock reaching an average closing stock price as measured over ten consecutive trading days of $2.13, $2.485 and $2.840 (the “Hurdles”) for ten consecutive trading days, with 100,000 RSUs vesting upon the achievement of each respective Hurdle. During the quarter ended December 31, 2017, the Company’s average closing stock price exceeded $2.13 as measured over ten consecutive trading days.
(8)	The restricted stock unit will vest ratably over five years beginning on May 16, 2018.
(9)	The restricted stock unit will vest ratably over five years beginning on April 8, 2017.
(10)	The restricted stock unit will vest upon the last day of the quarter in which the closing price of our common stock reaches $5.00, $5.50 and $6.00 for ten consecutive trading days in the quarter, with 33% vesting at each respective price, no earlier than April 8, 2017.

Compensation of Directors

Each non-employee director in 2017 received fully vested stock grants equal to $40,000 at the fair market value on July 12, 2017, and $40,000 in director fees for the fiscal year ended December 31, 2017, in accordance with the 2013 Plan. For the fiscal year ending December 31, 2017, the annual payment of directors’ fees was $80,000 per annum payable half in cash and half in options or restricted stock. The exercise price of options or restricted stock will equal or exceed the fair market value of the common stock on the date of grant and shall vest in full on such date. The Company will reimburse all directors for reasonable expenses incurred traveling to and from Board meetings. The Company does not pay employee directors any compensation for services as a director. Non-employee directors who serve as chairman of any committees will earn an additional $10,000 per annum for such services.

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The following table sets forth the compensation paid or earned for the fiscal year ended December 31, 2017 to our non-employee directors.

Name	Fees Earned or Paid in Cash ($) (1)	Restricted Stock Awards ($) (2)	Total ($)
Emanuel Hilario (3)	$29,200	$40,000	$69,200
Michael Serruya	$50,000	$40,000	$90,000
Nicholas Giannuzzi (4)	$40,000	$40,000	$80,000
Eugene M. Bullis	$50,000	$40,000	$90,000
Richard Perlman (5)	$25,000	$—	$25,000
Kin Chan (6)	$—	$—	$—

(1)	Each non-employee director in 2017 was paid a director’s fee of $40,000 for the fiscal year ended December 31, 2017. A $10,000 committee chair fee was paid to Michael Serruya, Chairman of the Compensation Committee and Eugene M. Bullis, Chairman of the Audit Committee.
(2)	Each non-employee director in 2017 received fully vested stock grants of 19,139 shares of common stock of the Company at the fair market value on July 12, 2017 in accordance with the 2013 Plan. The amounts in the “Restricted Stock Awards” column reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of FASB ASC Topic 718. For a description of these restricted stock awards, see the first paragraph of this “Compensation of Directors” section.
(3)	On October 30, 2017, Emanuel Hilario was appointed the President and Chief Executive Officer of the Company.
(4)	On November 15, 2017, Nicholas Giannuzzi resigned from his position as a member of the Board.
(5)	On April 20, 2017, Richard Perlman resigned from his position as a member of the Board.
(6)	On November 17, 2017, Kin Chan joined our Board and has not received Board fees as part of his directorship.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no federal or state judicial or administrative orders, judgments or decrees or findings, no violations of any federal or state securities law, and no violations of any federal commodities law material to the evaluation of the ability and integrity of any director (existing or proposed) or executive officer (existing or proposed) of the Company during the past ten (10) years.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2017, with respect to compensation plans under which equity securities of the Company are authorized for issuance. For a description of the terms of the Company’s equity compensation plan, please see “Executive Compensation — 2013 Employee, Director and Consultant Equity Incentive Plan”.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants or rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,300,035	$3.41	473,041
Equity compensation plans not approved by security holders	—	—	—

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.togrp.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Grant Thornton LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2017, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and Grant Thornton LLP, our independent registered public accounting firm;

•	Discussed with Grant Thornton LLP the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees; and

•	Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP communications with the Audit Committee and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2017 for filing with the SEC.

Members of The ONE Group Hospitality, Inc.
Audit Committee

Eugene M. Bullis
Michael Serruya Kin Chan

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act, were filed on a timely basis, except that three reports covering one transaction were filed late by Eugene M. Bullis, Nicholas Giannuzzi and Michael Serruya.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Mr. Segal is the Executive Chairman of the Board, the Director of Business Development and a principal stockholder of the Company. As of April 6, 2018, Mr. Segal beneficially owned approximately 27% of our issued and outstanding common stock.

Lease Guarantees

Mr. Segal is a limited personal guarantor of the leases for the STK Miami premises with respect to certain covenants under the lease relating to construction of the new premises and helping the landlord obtain a new liquor license for the premises in the event of termination of the lease. Mr. Segal is a limited personal guarantor of the leases for the Bagatelle New York premises with respect to JEC II, LLC’s payment and performance under the lease.

Personal Interests in Subsidiaries

Mr. Segal currently owns 85% of Hip Hospitality LLC, which owns 50% of Bagatelle America, LLC (“Bagatelle America”). Bagatelle America is the Manager of our Bagatelle Little West 12th LLC subsidiary, which owns and operates our Bagatelle — NY restaurant. As Manager, Bagatelle America receives an annual management fee of 5% of the Adjusted Gross Revenue (as defined in the management agreements with each subsidiary). Bagatelle America is also the holder of the trademark for “Bagatelle,” which it licenses royalty free to Bagatelle La Cienega, LLC and Bagatelle Little West 12th LLC.

Ms. Fierro owns 5.19% of Little West 12th, LLC, which currently owns and operates our STK Downtown restaurant.

Related Party Services

Mr. Giannuzzi, who resigned from his position as a director effective November 16, 2017 is the managing partner of The Giannuzzi Group, LLP, a law firm that provided legal services to the Company and its subsidiaries. In 2016 and 2017, we paid The Giannuzzi Group, LLP approximately $503,700 and $330,000 for legal services rendered, respectively. In addition, The Giannuzzi Group, LLP subleases its office space from the Company, for which it currently pays the Company $16,500 per month. The sublease expires in August 2021.

Policy for Approval of Related Person Transactions

Our Audit Committee was established in November 2013, is comprised of independent directors and will review and approve all related-party transactions.

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the audit committee in some circumstances.

The audit committee or its chairman, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the audit committee shall participate in any review, consideration or approval of any related party transaction with respect to which the member or any of his or her immediate family members has an interest.

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ELECTION OF DIRECTORS

(Notice Item 1)

On March 22, 2018, the Board nominated Eugene M. Bullis and Kin Chan for election at the annual meeting. The Board currently consists of six members, classified into three classes as follows: Eugene M. Bullis and Kin Chan constitute a class with a term ending at the upcoming annual meeting; Jonathan Segal and Emanuel Hilario constitute a class with a term ending in 2019; and Michael Serruya and Dimitrios Angelis constitute a class with a term ending in 2020. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board has voted to nominate Eugene M. Bullis and Kin Chan as Class II directors for election at the annual meeting for a term of three years to serve until the 2021 Annual Meeting of Stockholders, and until their respective successors are elected and qualified subject, however, to such directors’ earlier death, resignation, retirement, disqualification or removal. The Class III directors (Jonathan Segal and Emanuel Hilario) and Class I directors (Michael Serruya and Dimitrios Angelis) will serve until the Annual Meetings of Stockholders to be held in 2019 and 2020, respectively, and until their respective successors have been elected and qualified, subject, however, to such directors’ earlier death, resignation, retirement, disqualification or removal.

Unless authority to vote for these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Eugene M. Bullis and Kin Chan as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that the nominees will be unable or unwilling to serve as directors.

Required Vote

A plurality of the shares voted for each nominee at the Meeting is required to elect such nominee as a director.

Recommendation

THE BOARD RECOMMENDS THE ELECTION OF EUGENE M. BULLIS AND KIN CHAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Grant Thornton LLP was our independent registered public accounting firm for the fiscal year ended December 31, 2017. We expect that representatives of Grant Thornton LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Grant Thornton LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Grant Thornton LLP and concluded that Grant Thornton LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2018.

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2017 and December 31, 2016 and fees billed for other services rendered by Grant Thornton LLP during those periods.

	2017	2016
Audit fees: (1)	$650,467	$431,972
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$650,467	$431,972

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements, Current Reports on Form 8-K and related amendments and statutory audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

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The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED
IN THIS PROXY STATEMENT

(Notice Item 3)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement in the compensation tables and related disclosures. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2019 Annual Meeting of Stockholders.

The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the restaurant and hospitality industries to execute our business plan and strategy. Thus, our compensation program is patterned in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

•	a fixed portion of compensation to retain and provide a base level of compensation to our named executive officers; and

•	a performance element to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to us of each named executive officer in light of numerous factors, including, but not limited to, the following:

•	our competitive position;

•	our financial performance and the contribution of each individual to our financial performance;

•	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•	our long-term needs and operational goals, including attracting and retaining key management personnel.

In 2017, Mr. Hilario, Mr. Segal, Ms. Siluk, and Ms. Fierro received bonuses. For additional information about compensation arrangements, see “Executive Officer and Director Compensation—Summary Compensation Table.”

The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and objectives and in achieving our goals.

Because your vote is advisory, it will not be binding on our Compensation Committee or our Board, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2018 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of The ONE Group Hospitality, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Required Vote

The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting affirmatively or negatively at the annual meeting is required to approve, on an advisory basis, this resolution.

Recommendation

THE BOARD RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on our website at www.togrp.com and is filed as an exhibit to our Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NASDAQ.

OTHER MATTERS

The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2019 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 26, 2018. To be considered for presentation at the 2019 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than March 6, 2019 and no earlier than February 4, 2019. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Security Holder Communication, Board of Directors at The ONE Group Hospitality, Inc., 411 W. 14th Street, 2nd Floor, New York, NY 10014.

New York, New York 10014
April 25, 2018

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 3, 2018. Vote by Internet – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail THE ONE GROUP HOSPITALITY, INC. INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED X Please mark your votes THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 like this AND “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. Election of two Class II Directors to hold offi ce until the 2021 Annual Meeting: 1. NOMINEES: FOR NOMINEE WITHHOLD AUTHORITY FOR NOMINEE Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting fi rm for the fi scal year ending December 31, 2018. 2. FOR AGAINST ABSTAIN PROXY CONTROL NUMBER IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Signature Signature, if held jointly Date , 2018. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate offi cer, please give title as such. (01) Eugene Bullis (02) Kin Chan THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED WILL BE NOMINATED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Proposal to approve, by an advisory vote, the compensation of our named executive offi cers. 3. FOR AGAINST ABSTAIN

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE ONE GROUP HOSPITALITY, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 4, 2018 The undersigned, having received notice of the meeting and management’s proxy statement thereof, and revoking all prior proxies, hereby appoint(s) Emanuel Hilario and Linda Siluk, and each of them, as proxies or proxy of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of THE ONE GROUP HOSPITALITY, INC. (the “Company”) to be held at STK, 26 Little West 12th Street, New York, NY 10014, on Monday, June 4, 2018 at 11:00 a.m. local time, and at any adjournment sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon with all the powers the undersigned would possess if personally present. PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2018 The Notice of Annual Meeting, Proxy Statement and 2017 Annual Report are available on the Company’s website at http://www.togrp.com/proxy.html (Continued, and to be marked, dated and signed, on the reverse side) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE ONE GROUP HOSPITALITY, INC. Comments: